SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -----------------------
                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (D) of the
                        Securities Exchange Act of 1934

Date  of  Report
(Date  of  earliest  event  reported):  September 6, 2001


                          Life Partners Holdings, Inc.
             (Exact name of registrant as specified in its charter)

 Massachusetts                      0-7900                       74-2962475
  ------------                ---------------             ---------------------
(State  or  other                 (Commission                  (IRS  Employer
jurisdiction  of                 File  Number)               Identification No.)
 incorporation)

                         204 Woodhew, Waco, Texas 76712
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's  telephone  number,  including  area code:           (254) 751-7797
                                                                  --------------

Item 5.  Other Events.

         See attached Exhibit 5.1



                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Life Partners Holdings, Inc.
Dated September 6, 2001                     By:/s/Brian D. Pardo
                                               ---------------------------------
                                               Brian  D.  Pardo
                                               President  and  Chief
                                               Executive  officer

                                  EXHIBIT INDEX

     Exhibit 5.1     Press Release

Exhibit 5.1

                             LIFE PARTNERS HOLDINGS
                              ENGAGES SUTRO & CO.



(Waco TX September 4, 2001) Life Partners Holdings, Inc. (OTCBB: LPHI) said today that it has engaged Sutro & Co. Incorporated to act as its exclusive financial advisor and placement agent for either the public or private placement of up to $500 million of asset backed securities involving life insurance policies and Senior Life Settlements.

Life Partners Holdings said the securities backed by Senior Life Settlements will be placed with institutional investors. The company also said the securities will carry a "Demand Guaranty" issued by a "AA" rated reinsurance carrier.


Safe Harbor - This press release contains certain forward-looking statements within the meaning of the of the Private Securities Litigation Reform Act of 1995. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors.


FOR  MORE  INFORMATION  CONTACT:

Dana  Yarbrough,  www.dyarbrough@lifepartnersinc.com
<http://www.dyarbrough@lifepartnersinc.com>
LIFE  PARTNERS  HOLDINGS,  INC.
800-368-5569

Neal  A.  Sebbard,  Managing  Director
SUTRO  &  CO.  INCORPORATED
800-652-1030